                                                                     EXHIBIT 4.3

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                                                                  EXECUTION COPY




                         REGISTRATION RIGHTS AGREEMENT



                          Dated as of December 2, 1998
                                  by and among

                         Global Crossing Holdings Ltd.

                                      and

                           Salomon Smith Barney Inc.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             CIBC Oppenheimer Corp.
                        Deutsche Bank Securities, Inc.
                       Morgan Stanley & Co. Incorporated
                              Goldman, Sachs & Co.
                             Chase Securities Inc.
              Donaldson, Lufkin & Jenrette Securities Corporation


================================================================================

     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into as of December 2, 1998, by and among Global Crossing Holdings Ltd., a Bermuda company (the "Company"), and Salomon Smith Barney Inc., Merrill Lynch,
                      -------
Pierce, Fenner & Smith Incorporated, CIBC Oppenheimer Corp., Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Chase Securities Inc., and Donaldson, Lufkin and Jenrette Securities Corporation (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each
           -----------------                          ------------------
of whom has agreed to purchase, severally and not jointly, an aggregate of 5,000,000 shares of the Company's 10 1/2% Senior Exchangeable Preferred Stock (Mandatorily Redeemable on December 1, 2008) (the "Preferred Stock") pursuant to
                                                   ---------------
the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated as of November 24, 1998, (the "Purchase Agreement"), by and among the Company and the
                         ------------------
Initial Purchasers. In order to induce the Initial Purchasers to purchase the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers to purchase the Preferred Stock as set forth in the Purchase Agreement.

     The parties hereby agree as follows:

SECTION 1.  DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:  The Securities Act of 1933, as amended.
     ---

     Affiliate:  As defined in Rule 144 of the Act.
     ---------

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
     -------------

     Bye-laws:  The Bye-laws of the company to be amended by the Company on or
     --------
prior to  the Closing Date, which will contain the terms of the Securities.

     Certificated Securities:  As defined in the Bye-laws and the Indenture.
     -----------------------

     Closing Date:  The date hereof.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Consummate:  An Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Preferred Stock or, if the Preferred Stock has been exchanged for the Exchange Notes, the New Exchange Notes, in each case to be issued in the Exchange Offer,
(b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Company to the Transfer Agent of shares of New Preferred Stock having the same aggregate Liquidation Preference as the Liquidation Preference of Preferred Stock tendered by Holders thereof pursuant to the Exchange Offer, or, if the Preferred Stock has been exchanged for the Exchange Notes, the delivery by the Company to the Trustee of New Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Exchange Notes tendered by Holders thereof pursuant to the Exchange Offer.

     Dividend Payment Date:  As defined in the Memorandum of Increase.
     ---------------------

     Effectiveness Deadline:  As defined in Sections 3(a) and 4(a) hereof.
     ----------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Exchange Notes:  The Company's 10 1/2% Senior Subordinated Notes due
     --------------
December 1, 2008 (including, without limitation, all such Exchange Notes, if any, issued in lieu of payment of cash interest thereon) which may, at the Company's option, be issued pursuant to the Indenture in exchange for the Preferred Stock.

     Exchange Offer:  The registration by the Company under the Act of the New
     --------------
Preferred Stock or, if the Preferred Stock has been exchanged for Exchange Notes, the New Exchange Notes, in each case pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities held by such Holders the opportunity to exchange all such outstanding Transfer Restricted Securities for New Preferred Stock having the same aggregate Liquidation Preference as the Liquidation Preference of Preferred Stock tendered by Holders thereof pursuant to such exchange offer, or, if the Preferred Stock has been exchanged for the Exchange Notes, New Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Exchange Notes tendered by Holders thereof pursuant to such exchange offer.

     Exchange Offer Registration Statement:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     Exempt Resales:  The transactions in which the Initial Purchasers propose
     --------------
to sell the Preferred Stock to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

     Filing Deadline:  As defined in Sections 3(a) and 4(a) hereof.
     ---------------

     Global Security Holder:  As defined in the Bye-laws and the Indenture.
     ----------------------

     Holders:  As defined in Section 2 hereof.
     -------

     Indemnified Holder:  As defined in Section 8(a) hereof.
     ------------------

     Indenture:  The Indenture, to be entered into between the Company and the
     ---------
Trustee, governing the Notes and pursuant to which the Exchange Notes will be issued upon the exchange of the Preferred Stock in accordance with the Bye-laws, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date:  As defined in the Indenture.
     ---------------------

     Liquidation Preference:  As defined in the Bye-laws.
     ----------------------

     New Preferred Stock:  The Company's 10 1/2% Senior Exchangeable Preferred
     -------------------
Stock (Mandatorily Redeemable on December 1, 2008) (including, without limitation, all such Preferred Stock issued in lieu of the payment of cash dividends thereon) to be issued pursuant to the Memorandum of Increase (i) in the Exchange Offer or (ii) upon the request of any Holder of Preferred Stock covered by a Shelf Registration Statement, in each case in exchange for such Preferred Stock.

     Notes:  Collectively, the Exchange Notes and the New Exchange Notes.
     -----

     Preferred Stock:  As defined in the preamble hereof.
     ---------------

     Prospectus:  The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Recommencement Date: As defined in Section 6(d) hereof.
     -------------------

     Registration Default:  As defined in Section 5 hereof.
     --------------------

     Registration Statement:  Any registration statement of the Company relating
     ----------------------
to (a) an offering of Transfer Restricted Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Restricted Broker-Dealer:  Any Broker-Dealer that holds New Preferred Stock
     ------------------------
or, if the Preferred Stock has been exchanged for the Exchange Notes, New Exchange Notes, in each case that was acquired in the Exchange Offer in exchange for Preferred Stock or Exchange Notes, as the case may be, that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Securities or Notes acquired directly from the Company or any of its Affiliates).

     Rule 144:  Rule 144 promulgated under the Act.
     --------

     Securities:  Collectively, the Preferred Stock and the New Preferred Stock.
     ----------

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     Special Dividends:  As defined in Section 5 hereof.
     -----------------

     Special Interest:  As defined in Section 5 hereof.
     ----------------

     Suspension Notice:  As defined in Section 6(d) hereof.
     -----------------

     TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb), as
     ---
in effect on the date of the Indenture.

     Transfer Agent:  First Chicago Trust Company of New York.
     --------------

     Transfer Restricted Securities:  The Preferred Stock or, if the Preferred
     ------------------------------
Stock has been exchanged for the Exchange Notes, the Exchange Notes, in each case until the earliest to occur of (a) the date on which such Preferred Stock or Exchange Notes, as the case may be, is exchanged in the Exchange Offer by a person other than a Broker-Dealer for New Preferred Stock or New Exchange Notes, as the case may be, (b) the date on which such Preferred Stock or Exchange Notes, as the case may be, is effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement, (c) the date, following the date on which such Preferred Stock or Exchange Notes, as the case may be, is exchanged for New Preferred Stock or New Exchange Notes, as the case may be, by a Broker-Dealer in the Exchange Offer, on which such New Preferred Stock or New Exchange Notes, as the case may be, is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (d) the date on which such Preferred Stock or Exchange Notes, as the case may be, is distributed to the public pursuant to Rule 144 under the Act or (e) the date on which such Preferred Stock or Exchange Notes, as the case may be, is eligible for resale pursuant to Rule 144 without volume restrictions.

     Trustee:  To be designated by the Company upon the issuance of the Exchange
     -------
Notes.

SECTION 2.  HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.
   ------

SECTION 3.  REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date (the "Exchange Offer Filing Date"), but in no event later
                             --------------------------
than 90 days after the Closing Date (such 90th day being referred to herein as the "Filing Deadline"), (ii) use its best efforts to cause such Exchange Offer
     ---------------
Registration Statement to become effective at the earliest practicable time, but in no event later than 180 days after the Closing Date (such 180th day being referred to herein as the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all
 ----------------------
pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the New Preferred Stock or the New Exchange Notes, as the case may be, to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Preferred Stock or the New Exchange Notes, as the case may be, to be offered in exchange for the Preferred Stock or the Exchange Notes, as the case may be, that are Transfer Restricted Securities and to permit resales of New Preferred Stock and New Exchange Notes, as the case may be, by Broker-Dealers as contemplated by
Section 3(c) below.

     (b) The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Preferred Stock or the Exchange Notes, as the case may be, shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 210 days after the Closing Date.

     (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of any New Preferred Stock or any New Exchange Notes, as the case may be, received by such Broker-Dealer in the Exchange Offer and that the Prospectus contained in the Exchange Offer Registration Statement may be used to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission.

     To the extent necessary to ensure that the Exchange Offer Registration Statement is available for resales of Transfer Restricted Securities by Broker-Dealers that were acquired for the account of such Broker-Dealers as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company), the Company agrees to use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto. The Company shall promptly provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers promptly upon request at any time during such period.

SECTION 4.  SHELF REGISTRATION

     (a)  Shelf Registration.  If (i) the Exchange Offer is not permitted by
          ------------------
applicable law or Commission policy (after the Company has complied with the procedures set forth in Section 6(a)(i) below) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Preferred Stock or the New Exchange Notes, as the case may be, acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Transfer Restricted Securities acquired directly from the Company or any of its Affiliates, then the Company shall:

     (x) use its reasonable best efforts to cause to be filed, on or prior to 30 days after the earlier of (i) the date on which the Company determines that the Exchange Offer Registration Statement cannot be filed as a result of clause
(a)(i) above and (ii) the date on which the Company receives the notice specified in clause (a) (ii) above (such earlier date being referred to herein as the "Filing Deadline"), a shelf registration statement pursuant to Rule 415
        ---------------
under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "Shelf Registration Statement")), relating to all Transfer
                ----------------------------
Restricted Securities, and

     (y) use its reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 180 days after the Filing Deadline (such 180th day being referred to herein the "Effectiveness Deadline").
                                              ----------------------

     If, after the Company has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y).

     The Company shall use its best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by, and subject to the provisions of, Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto.

     (b)  Provision by Holders of Certain Information in Connection with the
          ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.  SPECIAL DIVIDENDS AND SPECIAL INTEREST

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated within 210 days after the Closing Date or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company hereby agrees to pay to each Holder
   --------------------
of Transfer Restricted Securities affected thereby special dividends ("Special
                                                                       -------
Dividends") or special interest ("Special Interest"), as the case may be, which
---------                         ----------------
will accrue and be payable semi-annually on the Securities or the Notes (in addition to the stated dividends on the Securities or the stated interest on the Notes, as the case may be), as the case may be, from and including the date such Registration Default occurs to, but excluding, the date on which (1) the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) is filed, in the case of (i) above, (2) the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) is declared effective, in the case of (ii) above, (3) the Exchange Offer is Consummated, in the case of (iii) above, or (4) a post-effective amendment to the

Registration Statement or an additional Registration Statement is filed that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable, in the case of (iv) above. During the time that Special Dividends or Special Interest, as the case may be, are accruing continuously, the rate of such Special Dividends or Special Interest, as the case may be, shall be 0.50% per annum during the first 90-day period and shall increase by 0.25% per annum for each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum in the aggregate regardless of the number of Registration Defaults. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the Special Dividend rate or Special Interest rate, as the case may be, for such subsequent Registration Default shall initially be 0.25%, regardless of the Special Dividend rate or Special Interest rate, as the case may be, in effect with respect to any prior Registration Default at the time of the cure of such Registration Default. All accrued Special Dividends or Special Interest, as the case may be, shall be paid to the Holders entitled thereto, in the manner provided for the payment of dividends as set forth in the Memorandum of Increase or in the manner provided for the payment of interest as set forth in the Indenture, as the case may be. All obligations of the Company set forth in this paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

SECTION 6.  REGISTRATION PROCEDURES

     (a)  Exchange Offer Registration Statement.  In connection with the
          -------------------------------------
Exchange Offer, the Company shall comply with all applicable provisions of
Section 6(c) below, shall use its best efforts to effect such exchange and to permit the resale of New Preferred Stock or New Exchange Notes, as the case may be, by Broker-Dealers that tendered in the Exchange Offer Preferred Stock or Exchange Notes, as the case may be, that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Preferred Stock or Exchange Notes acquired directly from the Company of any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission, including oral advice from the staff of the Commission, allowing the Company to Consummate an Exchange Offer for such Transfer Restricted Securities. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including, without limitation, (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

          (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Preferred Stock or New Exchange Notes, as the case may be, to be issued in the Exchange Offer and (C) it is acquiring the New Preferred Stock or the New Exchange Notes, as the case may be, in its ordinary course of business. Each Holder using the Exchange Offer to participate in a distribution of the New Preferred Stock or New Exchange Notes, as the case may be, hereby acknowledges and agrees that, if the resales thereof are of securities obtained by such Holder in exchange for securities acquired directly from the Company or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available
                                  ----------------------------
     June 5, 1991) and Exxon Capital Holdings Corporation (available May 13,
                       ----------------------------------
     1988), as interpreted in the Commission's letter to Shearman & Sterling
                                                         -------------------
     dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital
                                                                 -------------
     Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc.
     --------------------                           ----------------------------
     (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action
     -------------------
     letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the New Preferred Stock or New Exchange Notes, as the case may be, to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Preferred Stock or the New Exchange Notes, as the case may be, in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the

     New Preferred Stock or the New Exchange Notes, as the case may be, received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

     (b)  Shelf Registration Statement.  In connection with the Shelf
          ----------------------------
Registration Statement, the Company  shall comply with all the provisions of
Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

     (c)  General Provisions.  In connection with any Registration Statement
          ------------------
and any related Prospectus required by this Agreement, the Company shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as reasonably practicable thereafter.

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been exchanged or sold or until such Transfer Restricted Securities no longer constitute Transfer Restricted Securities or are no longer outstanding; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time;

          (iv) subject to Section 6(c)(i), if any fact or event contemplated by
     Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) furnish to the Initial Purchasers and each selling Holder named in any Registration Statement or Prospectus in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference, if requested by such person), which documents will be subject to the review and comment of such Holders in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference, if requested by such person) to which the selling Holders of the Transfer Restricted Securities covered by such Registration Statement in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

          (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, if requested by any selling Holders within five Business Days after receipt of notification thereof from the Company, provide copies of such document to such selling Holders in connection with such sale, if any, make the Company's' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders may reasonably request;

          (vii) make available at reasonable times for inspection by the selling Holders participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (viii) if requested by any selling Holders in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (ix) furnish to each selling Holder in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) upon the request of any selling Holder, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement, all to such extent as may be reasonably acceptable to the Company and as may be reasonably requested by any Holder of Transfer Restricted Securities in connection with any sale or resale pursuant to any applicable Registration Statement contemplated by this Agreement and in such connection, the Company shall:

          (A) upon request of any selling Holder, furnish (or in the case of paragraphs (2) and (3), use its best efforts to cause to be furnished) to each selling Holder, upon the effectiveness of the Shelf Registration Statement or upon Consummation of the Exchange Offer, as the case may be:

               (1) a certificate, dated such date, signed on behalf of the Company by (x) the Chief Executive Officer, President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in paragraph (f) of Section 6 of the Purchase Agreement and such other similar matters as the selling Holders may reasonably request;

               (2) opinions, dated such date, of counsel for the Company covering matters similar to those set forth in paragraphs (a), (b),
          (c) and (d) of Section 6 of the Purchase Agreement and such other matters as the selling Holders may reasonably request, and in any event including a statement to the effect that certain such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company at which the contents of such Registration Statement and the related Prospectus were discussed, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

               (3) a customary comfort letter, dated such date, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to
          Section 6(g) of the Purchase Agreement; and

          (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with clause (A) above and with any customary conditions contained in the any agreement entered into by the Company pursuant to this clause (xi);

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) issue, upon the request of any Holder of Preferred Stock or Exchange Notes, as the case may be, covered by any Shelf Registration Statement contemplated by this Agreement, New Preferred Stock or New Exchange Notes, as the case may be, having the same aggregate Liquidation Preference as the aggregate Liquidation Preference of Preferred Stock, or an aggregate principal amount equal to the aggregate principal amount of Exchange Notes, as applicable, in each case surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Preferred Stock or New Exchange Notes, as the case may be, to be registered in the name of such Holder or in the name of the purchaser(s) of such New Preferred Stock or New Exchange Notes, as the case may be; in return, the Preferred Stock or the Exchange Notes, as the case may be, held by such Holder shall be surrendered to the Company for cancellation;

          (xiv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Transfer Agent or the Trustee, as the case may be, with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xvii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to Holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Act (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

          (xviii) make appropriate officers of the Company available to the selling Holders for meetings with prospective purchasers of the Transfer Restricted Securities; and

          (xix) if Notes are being included in any Registration Statement, cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

          (d) Restrictions on Holders.  Each Holder agrees by acquisition of a
              -----------------------
Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension
                                                                    ----------
Notice"), such Holder will forthwith discontinue disposition of Transfer
------
Restricted Securities pursuant to the applicable Registration Statement until
(i) such

Holder has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each
                                                   -------------------
Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. In the event the Company shall deliver a Suspension Notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7.  REGISTRATION EXPENSES

     (a) All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state securities or Blue Sky laws; (iii) all expenses of printing (including printing certificates for the New Preferred Stock or New Exchange Notes, as the case may be, to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, in accordance with Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vi) fees and expenses of the Transfer Agent or the Trustee, as the case may be, and any exchange agent in the Exchange Offer, including the fees and expenses of their counsel.

     The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.  INDEMNIFICATION AND CONTRIBUTION.

     (a)  The Company agrees to indemnify and hold harmless (i) each Holder,
(ii) the directors, officers, employees and agents of each Holder and (iii) each person who controls any Holder within the meaning of either the Act or the Exchange Act (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder") against any and all
                                  ------------------
losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus or any information provided by the Company to any Holder or prospective purchaser of New Preferred Stock or New Exchange Notes, as the case may be, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (i) made in any Registration Statement, preliminary prospectus or Prospectus, or in any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Holder specifically for inclusion therein or (ii) made in any preliminary prospectus, if such untrue statement or omission or alleged omission made in such preliminary prospectus is eliminated or remedied in the Prospectus relating to it (as amended or supplemented, as applicable) and a copy of such Prospectus shall not have been furnished to the person alleging such loss, claim, damage or liability as required under applicable law. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Holder of Transfer Restricted Securities severally agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with reference to written information relating to such Indemnified Holder furnished to the Company by such Indemnified Holder specifically for inclusion in any Registration Statement, preliminary prospectus or Prospectus (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which any Indemnified Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Indemnified Holder and such control persons shall be designated in writing by a majority of the Indemnified Holders and any such separate firm of the Company, its directors, its officers and such control persons of the Company shall be designated in writing by the Company. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to hold harmless an indemnified party for any reason, the Company, and the Holders agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same)

(collectively "Losses") to which the Company and one or more of the Holders may
               ------
be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Indemnified Holders, on the other hand, from the sale of Transfer Restricted Securities; provided, however, that in no case shall any Holder (except as may be provided in any agreement among the Holders relating to the sale of its Transfer Restricted Securities) be responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid to such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Indemnified Holder shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by either the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of a Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The remedies provided in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

SECTION 9.  RULE 144A

     The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.  MISCELLANEOUS

          (a) Remedies.  The Company acknowledges and agrees that any failure
              --------
by the Company to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company shall not, on or after
              --------------------------
the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section10 (c)(i), the Company has obtained the written consent of the Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company of its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer or registered pursuant to the Shelf Registration Statement and that does not affect, directly or indirectly, the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer or registered pursuant to the Shelf Registration Statement may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer or such Shelf Registration Statement, as applicable.

          (d) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (e) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier or air courier guaranteeing overnight delivery:

              (i) if to a Holder, at the address set forth on the records of the Transfer Agent or Registrar under the Indenture (in such case, along with a copy to the Trustee), as the case may be; and

              (ii) if to the Company:

                   Global Crossing Holdings Ltd.
                   Wessex House
                   45 Reid Street
                   Hamilton HM12 Bermuda
                   Telecopier No.: (441) 296-8606
                   Attention: Secretary of the Company

                   With a copy to:

                   Simpson Thacher & Bartlett
                   425 Lexington Avenue
                   New York, NY  10017
                   Telecopier No.:  (212) 455-2502
                   Attention:  D. Rhett Brandon, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          (f) Successors and Assigns.  This Agreement shall inure to the
              ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement, the Memorandum of Increase, Bye-laws or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (l) Consent to Jurisdiction and Service.  To the fullest extent
              ------------------------------------
permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Agreement or any Securities or Notes, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of Bermuda (or any other courts to the jurisdiction of which the Company is subject) by a suit upon such judgment, provided that service of process is effected upon the Company in
               --------
the manner specified herein or as otherwise permitted by law. The Company hereby irrevocably designates and appoints CT Corporation System, 1633 Broadway - 23rd Floor, New York, New York (the "Process Agent"), as the authorized agent of the
                                -------------
Company upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company hereby represents to each Initial Purchaser that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs the Process Agent to accept such service. The Company further agrees that service of process upon the Process Agent and written notice of said service to the Company mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any

Initial Purchaser or any person controlling any Initial Purchaser to serve process in any other matter permitted by law. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company has any outstanding obligations under this Agreement, the Securities, the Notes, the Memorandum of Increase, Bye-laws or the Indenture. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.


             [Registration Rights Agreement Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      Global Crossing Holdings Ltd.

                                      By /s/ S. Wallace Dawson Jr.
                                        ---------------------------------------
                                        Name:  S. Wallace Dawson Jr.
                                        Title: Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
CIBC Oppenheimer Corp.
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities, Inc.
Goldman, Sachs & Co.
Chase Securities Inc.
Donaldson, Lufkin and Jenrette Securities Corporation

By:  Salomon Smith Barney Inc.

By: /s/ John F. Otto
   --------------------------
Name:  John F. Otto
Title: Managing Director

For themselves and the other Initial Purchasers